Exhibit 99.1
Cutera Announces Second Quarter 2022 Financial Results

Record second-quarter revenue driven by ongoing momentum in Capital Equipment and Consumable Product segments

Over one hundred new patients treated during the first quarter of AviClear’s availability

Management reiterates full-year revenue guidance despite $15 million of annual foreign exchange headwinds

BRISBANE, California, August 4, 2022 ─ Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide, today reported financial results for the second quarter ended June 30, 2022.

Second Quarter 2022 Financial and Operational Highlights

•Consolidated revenue was $64.2 million, driven by strength in capital equipment and consumable product demand.

•Over 50 AviClear devices were placed and activated during the first quarter of the product’s limited commercial release.

•Gross Margin of 54.6% in the quarter, compared to 57.7% in the prior-year period.

◦Excluding the 190 basis point impact from the AviClear program and foreign exchange headwinds of approximately 180 basis points, the gross margin would have been 58.3%.

•Operating expenses were $45.1 million in the quarter, compared to $31.7 million in the prior-year period. Operating expenses during the period included $7.0 million in AviClear program spending in addition to $2.4 million of ERP implementation expenses.

•GAAP Net loss was $47.3 million, inclusive of an non-recurring charge of $34.4 million for the extinguishment of 50% of the 2026 convertible notes.

•Adjusted EBITDA was a loss of $1.6 million compared to a gain of $6.8 million in the prior-year period.

◦Excluding the non-GAAP AviClear program impacts of $7.5 million in the quarter and foreign exchange headwinds of $2.4 million over the prior year period, comparable adjusted EBITDA would have been $8.3 million.

•Completed $240 million convertible debt financing, ending the quarter with $278.2 million in cash, cash equivalents, and marketable securities on the balance sheet after retiring $69.1 million in convertible notes due 2026.

Key Revenue Metrics	Three Months Ended June 30, 2022	% Change 2022 Vs 2021	Constant Currency
Capital Equipment	$43.7	23%	27%
Skincare	$9.6	-18%	-6%
Consumables	$5.3	20%	23%
Service	$5.6	-17%	-13%
Recurring	$20.6	-11%	-2%
Total Revenue	$64.2	10%	15%

Key Profit Metrics	Three Months Ended June 30, 2022	Constant Currency
GAAP Margin %	54.6%	56.4%
Non-GAAP Margin %	55.6%	57.4%
Adjusted EBITDA	($1.6)	$0.7
% Margin	-2.5%	1.2%

Key Revenue Metrics	Six Months Ended June 30, 2022	% Change 2022 Vs 2021	Constant Currency
Capital Equipment	$80.2	25%	29%
Skincare	$21.3	-12%	-1%
Consumables	$9.2	25%	28%
Service	$11.6	-10%	-7%
Recurring	$42.1	-5%	2%
Total Revenue	$122.2	13%	18%

Key Profit Metrics	Six Months Ended June 30, 2022	Constant Currency
GAAP Margin %	54.7%	56.3%
Non-GAAP Margin %	55.7%	57.2%
Adjusted EBITDA	($5.4)	($1.5)
% Margin	-4.5%	-1.2%

“I am excited by the momentum we continue to see in our core business, as prior investments in our sales force drove strong results in capital and consumables product segments in North America, Europe, and Australia/New Zealand in particular. Our team is further encouraged by the resiliency and strength of underlying demand trends in the marketplace,” commented Dave Mowry, Chief Executive Officer of Cutera, Inc. “During the quarter, our team achieved the successful launch of AviClear, our first-mover product for the treatment of acne. In the first three months of our limited commercial release of AviClear, we were able to validate successful clinical outcomes in the hands of our customers, verify patient satisfaction with AviClear post-treatment patient survey data, and onboard dozens of practices in the use of the AviClear Laser as they look to provide their patients with a drug-free solution for acne while enhancing the profitablilty of their practices. We are looking forward to expanding the footprint of new AviClear practices during the next phase of the limited commercial release and significantly ramping the utilization of the device.”

2022 Outlook

Management is reiterating its 2022 revenue guidance of $255 million to $260 million, entirely absorbing the impact of the unprecedented foreign exchange headwinds of $15 million, implying constant currency growth of 17% to 19%. This guidance does not include revenue from our AviClear device as we continue with its limited commercial release. The company plans to add over 100 new AviClear devices into the market during the course of the third quarter of 2022. Based on current AviClear trends, management expects to move into a full commercial launch by the end of the current calendar year.

Conference Call
The Company’s management will host a conference call to discuss these results and related matters today at 1:15 p.m. PT (4:15 p.m. ET). Participating in the call will be Dave Mowry, Chief Executive Officer, and Rohan Seth, Chief Financial Officer.

To participate in the conference call, dial 1-800-319-4610 (domestic) or +1-631-891-4304 (international).

The call will also be a webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

About Cutera, Inc.
Brisbane, California-based Cutera is a leading provider of aesthetic and dermatology solutions for practitioners worldwide. Since 1998, Cutera has been developing innovative, easy-to-use products that harness the power of science and nature to enable medical practitioners to offer safe and effective treatments to their patients. For more information, call +1 415-657-5500 or 1-888-4CUTERA or visit www.cutera.com.

*Use of Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations and net income (loss) per share. Non-GAAP adjustments include stock-based compensation, depreciation, amortization, executive and other non-recurring separation costs, customer relationship management (“CRM”) and enterprise resource planning (“ERP”) system costs, non-recurring legal and litigation costs, as well as the net tax impact of excluding these items. From time to time in the future, there may be other items that we may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. The Company has not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential significant variability, limited visibility, unpredictability, or unique non-recurring nature of the items. Forward-looking non-GAAP measures include adjusted EBITDA. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, stock-based compensation, executive and other non-recurring separation costs, customer relationship management and enterprise resource planning system costs, and non-recurring legal and litigation costs.

Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per share exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to the Company's employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of options, employee stock purchase plan, and performance and restricted stock. Depending upon the size, timing and the terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Executive and other non-recurring separation costs. We have excluded costs associated with the resignation of our former Executive Officers in calculating our non-GAAP operating expenses and net income measures. We exclude these and other non-recurring employee separation costs because we believe that these items do not reflect future operating expenses;

Customer Relationship Management. We have excluded CRM system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new CRM solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance;

Enterprise Resource Planning. We have excluded ERP system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new ERP solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance; and

Non-recurring legal and litigation costs. We have excluded costs incurred related to third party litigation and disputes, that are of a non-recurring nature.

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement
Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, product launches and performance, trends, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-,8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Cutera's financial performance for the first quarter ended March 31, 2022, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

Cutera, Inc.
Greg Barker
VP, Corporate FP&A
415-657-5500
IR@cutera.com

CUTERA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$75,050	$164,164
Marketable investments	203,126	—
Accounts receivable, net	32,148	31,449
Inventories, net	45,410	39,503
Other current assets and prepaid expenses	17,579	14,545
Total current assets	373,313	249,661

Property and equipment, net	24,470	3,019
Deferred tax asset	698	778
Goodwill	1,339	1,339
Operating lease right-of-use assets	13,771	14,627
Other long-term assets	9,801	10,169
Restricted cash	700	700
Total assets	$424,092	$280,293

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$25,365	$7,891
Accrued liabilities	47,539	54,100
Operating leases liabilities	2,714	2,419
Deferred revenue	10,098	9,490
Total current liabilities	85,716	73,900

Deferred revenue, net of current portion	1,429	1,335
Operating lease liabilities, net of current portion	12,368	13,483
Convertible notes, net of unamortized debt issuance costs	299,856	134,243
Other long-term liabilities	849	763
Total liabilities	400,218	223,724

Stockholders’ equity:
Common stock	20	18
Additional paid-in capital	144,628	114,724
Accumulated other comprehensive loss	(183)	—
Accumulated deficit	(120,591)	(58,173)
Total stockholders' equity	23,874	56,569
Total liabilities and stockholders' equity	$424,092	$280,293

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Products	$58,589	$51,812	$110,655	$95,363
Service	5,635	6,777	11,583	12,894
Total net revenue	64,224	58,589	122,238	108,257

Products	25,899	20,892	48,811	39,224
Service	3,281	3,908	6,595	7,534
Total cost of revenue	29,180	24,800	55,406	46,758
Gross profit	35,044	33,789	66,832	61,499
Gross margin %	54.6%	57.7%	54.7%	56.8%

Operating expenses:
Sales and marketing	27,001	18,410	51,945	33,478
Research and development	6,859	4,850	13,358	8,962
General and administrative	11,248	8,461	24,750	15,826
Total operating expenses	45,108	31,721	90,053	58,266
(Loss) income from operations	(10,064)	2,068	(23,221)	3,233
Interest and other income expense, net
Amortization of debt issuance costs	(298)	(215)	(517)	(267)
Interest on convertible notes	(1,149)	(778)	(1,927)	(969)
Loss on extinguishment of convertible notes	(34,423)	—	(34,423)	—
Gain on extinguishment of PPP loan	—	7,185	—	7,185
Other expense, net	(1,528)	(392)	(2,283)	(1,415)
Loss before income taxes	(47,462)	7,868	(62,371)	7,767
Income tax expense	(186)	122	47	380
Net loss	$(47,276)	$7,746	$(62,418)	$7,387

Net income (loss) per share:
Basic	$(2.53)	$0.43	$(3.39)	$0.41
Diluted	$(2.53)	$0.39	$(3.39)	$0.40

Weighted-average number of shares used in per share calculations:
Basic	18,700	17,862	18,392	17,815
Diluted	18,700	22,453	18,392	20,855

 CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Cash flows from operating activities:
Net loss	$(47,276)	$7,746	$(62,418)	$7,387
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Stock-based compensation	4,733	2,919	8,776	4,765
Depreciation and amortization	502	346	929	707
Amortization of contract acquisition costs	567	458	1,219	1,003
Amortization of debt issuance costs	298	215	517	267
Impairment of capitalized cloud computing costs	—	—	—	182
Change in deferred tax asset	39	6	80	51
Provision for excess and obsolete inventories	200	506	558	699
Provision for credit losses	217	274	409	492
Loss (gain) on sale of property and equipment	49	(23)	63	(82)
PPP loan forgiveness	—	(7,185)	—	(7,185)
Change in right-of-use asset	670	—	1,308	604
Loss on extinguishment of convertible notes	34,423	—	34,423	—
Changes in assets and liabilities:
Accounts receivable, net	804	(2,026)	(1,108)	(4,433)
Inventories, net	(5,524)	(443)	(18,059)	(6,657)
Other current assets and prepaid expenses	2,577	1,483	(3,034)	(77)
Other long-term assets	(686)	(1,220)	(1,071)	(1,720)
Accounts payable	9,016	1,179	14,771	(474)
Accrued liabilities	(889)	(369)	(6,878)	9,653
Operating lease liabilities	(664)	33	(1,272)	(530)
Deferred revenue	463	(334)	702	166
Net cash (used in) provided by operating activities	(481)	3,565	(30,085)	4,818

Cash flows from investing activities:
Acquisition of property, equipment and software	(7,917)	(269)	(8,238)	(370)
Disposal of property and equipment	—	19	—	71
Purchase of marketable investments	(129,251)	—	(203,309)	—
Net cash used in investing activities	(137,168)	(250)	(211,547)	(299)

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	1,288	1,501	1,440	1,897
Purchase of capped call	(31,671)	—	(31,671)	(16,134)
Proceeds from issuance of convertible notes	240,000	—	240,000	138,250
Payment of issuance costs of convertible notes	(6,956)	—	(6,956)	(4,717)
Extinguishment of convertible notes	(45,777)	—	(45,777)	—
Taxes paid related to net share settlement of equity awards	(1,784)	(452)	(4,234)	(1,451)
Payments on finance lease obligations	(133)	(96)	(284)	(211)
Net cash (used in) provided by financing activities	154,967	953	152,518	117,634

Net (decrease) increase in cash, cash equivalents and restricted cash	17,318	4,268	(89,114)	122,153
Cash, cash equivalents, and restricted cash at beginning of period	58,432	164,932	164,864	47,047
Cash, cash equivalents, and restricted cash at end of period	$75,750	$169,200	$75,750	$169,200

 CUTERA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except percentage data)
(unaudited)

	Three Months Ended		% Change	Six Months Ended		% Change
	June 30, 2022	June 30, 2021	2022 Vs 2021	June 30, 2022	June 30, 2021	2022 Vs 2021
Revenue By Geography:
North America	$32,239	$26,786	+20.4%	$61,092	$49,084	+24.5%
Japan	15,174	17,421	(12.9)%	32,677	33,976	(3.8)%
Rest of World	16,811	14,382	+16.9%	28,469	25,197	+13.0%
Total Net Revenue	$64,224	$58,589	+9.6%	$122,238	$108,257	+12.9%
Rest of World (including Japan) as a percentage of total revenue	49.8%	54.3%		50.0%	54.7%

Revenue By Product Category:
Systems
–North America	$25,232	$19,888	+26.9%	$47,939	$36,673	+30.7%
–Rest of World (including Japan)	18,421	15,680	+17.5%	32,228	27,215	+18.4%
Total Systems	43,653	35,568	+22.7%	80,167	63,888	+25.5%
Consumables	5,298	4,432	+19.5%	9,201	7,357	+25.1%
Skincare	9,638	11,812	(18.4)%	21,287	24,118	(11.7)%
Total Products	58,589	51,812	+13.1%	110,655	95,363	+16.0%

Service	5,635	6,777	(16.9)%	11,583	12,894	(10.2)%
Total Net Revenue	$64,224	$58,589	+9.6%	$122,238	$108,257	+12.9%

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$500	$434	$959	$578
Sales and marketing	1,638	522	2,214	1,243
Research and development	1,067	307	2,047	608
General and administrative	1,528	1,656	3,556	2,336
	$4,733	$2,919	$8,776	$4,765

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2022
	GAAP	Depreciation and Amortization	Stock-Based Compensation	ERP Implementation	Legal - Lutronic	Loss on Extinguishment of Convertible Notes	Non-GAAP

Net revenue	$64,224	—	—	—	—	—	$64,224
Cost of revenue	29,180	(161)	(500)	—	—	—	28,519
Gross profit	35,044	161	500	—	—	—	35,705
Gross margin %	54.6%						55.6%

Operating expenses:
Sales and marketing	27,001	(793)	(1,638)	—	—	—	24,570
Research and development	6,859	(68)	(1,067)	—	—	—	5,724
General and administrative	11,248	(46)	(1,528)	(2,385)	(242)	—	7,047
Total operating expenses	45,108	(907)	(4,233)	(2,385)	(242)	—	37,341
(Loss) income from operations	(10,064)	1,068	—	2,385	242	—	(1,636)
Interest and other expense, net
Amortization of debt issuance costs	(298)	—	—	—	—	—	(298)
Interest on convertible notes	(1,149)	—	—	—	—	—	(1,149)
Loss on extinguishment of convertible notes	(34,423)	—	—	—	—	34,423	—
Other expense	(1,528)	—	—	—	—	—	(1,528)
Total interest and other expense, net	(37,398)	—	—	—	—	34,423	(2,975)
(Loss) income before income taxes	(47,462)	1,068	4,733	2,385	242	34,423	(4,611)
Provision for income taxes	(186)	—	—	—	—	—	(186)
Net (loss) income	$(47,276)	$1,068	$4,733	$2,385	$242	$34,423	$(4,425)

Net (loss) income per share:
Basic	$(2.53)						$(0.24)

Weighted-average number of shares used in per share calculations:
Basic	18,700						18,700

Operating expenses as a % of net revenue	GAAP						Non-GAAP
Sales and marketing	42.0%						38.3%
Research and development	10.7%						8.9%
General and administrative	17.5%						11.0%
	70.2%						58.2%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2021
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	$58,589	—	—	—	—	—	—	$58,589
Cost of revenue	24,800	(138)	(434)	—	—	—	346	24,574
Gross profit	33,789	138	434	—	—	—	(346)	34,015
Gross margin %	57.7%							58.1%

Operating expenses:
Sales and marketing	18,410	(600)	(522)	—	(638)	—	—	16,650
Research and development	4,850	(45)	(307)	—	—	—	—	4,498
General and administrative	8,461	(21)	(1,656)	(407)	—	(290)	—	6,087
Total operating expenses	31,721	(666)	(2,485)	(407)	(638)	(290)	—	27,235
(Loss) income from operations	2,068	804	2,919	407	638	290	(346)	6,780
Interest and other expense, net
Amortization of debt issuance costs	(215)	—	—	—	—	—	—	(215)
Interest on Convertible notes	(778)	—	—	—	—	—	—	(778)
Gain on extinguishment of PPP loan	7,185	—	—	—	—	—	(7,185)	—
Other expense	(392)	—	—	—	—	—	—	(392)
Total interest and other expense, net	5,800	—	—	—	—		(7,185)	(1,385)
(Loss) income before income taxes	7,868	804	2,919	407	638	290	(7,531)	5,395
Provision for income taxes	122	—	—	—	—	—	—	122
Net (loss) income	$7,746	$804	$2,919	$407	$638	$290	$(7,531)	$5,273

Net (loss) income per share:
Basic	$0.43							$0.30

Weighted-average number of shares used in per share calculations:
Basic	17,862							17,862

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	31.4%							28.4%
Research and development	8.3%							7.7%
General and administrative	14.4%							10.4%
	54.1%							46.5%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2022
	GAAP	Depreciation and Amortization		Stock-Based Compensation	ERP Implementation	Legal - Lutronic	Loss on Extinguishment of Convertible Notes	Non-GAAP

Net revenue	$122,238	—		—	—	—	—	$122,238
Cost of revenue	55,406	(237)		(959)	—	—	—	54,210
Gross profit	66,832	237		959	—	—	—	68,028
Gross margin %	54.7%							55.7%

Operating expenses:
Sales and marketing	51,945	(1,613)		(2,214)	—	—	—	48,118
Research and development	13,358	(113)		(2,047)	—	—	—	11,198
General and administrative	24,750	(184)		(3,556)	(6,361)	(496)	—	14,153
Total operating expenses	90,053	(1,910)		(7,817)	(6,361)	(496)	—	73,469
(Loss) income from operations	(23,221)	2,147		8,776	6,361	496	—	(5,441)
Interest and other expense, net
Amortization of debt issuance costs	(517)	—		—	—	—	—	(517)
Interest on Convertible notes	(1,927)	—		—	—	—	—	(1,927)
Loss on extinguishment of convertible notes	(34,423)	—	—	—	—	—	34,423	—
Other expense	(2,283)	—		—	—	—	—	(2,283)
Total interest and other expense, net	(39,150)	—		—	—	—	34,423	(4,727)
(Loss) income before income taxes	(62,371)	2,147		8,776	6,361	496	34,423	(10,168)
Provision for income taxes	47	—		—	—	—	—	47
Net (loss) income	$(62,418)	$2,147		$8,776	$6,361	$496	$34,423	$(10,215)

Net (loss) income per share:
Basic	$(3.39)							$(0.56)

Weighted-average number of shares used in per share calculations:
Basic	18,392							18,392

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	42.5%							39.4%
Research and development	10.9%							9.2%
General and administrative	20.2%							11.6%
	73.6%							60.2%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2021
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	$108,257	—	—	—	—	—	—	$108,257
Cost of revenue	46,758	(300)	(578)	—	—	—	346	46,226
Gross profit	61,499	300	578	—	—	—	(346)	62,031
Gross margin %	56.8%							57.3%

Operating expenses:
Sales and marketing	33,478	(1,278)	(1,243)	(182)	(638)	—	—	30,137
Research and development	8,962	(84)	(608)	—	—	—	—	8,270
General and administrative	15,826	(48)	(2,336)	(477)	—	(691)	—	12,274
Total operating expenses	58,266	(1,410)	(4,187)	(659)	(638)	(691)	—	50,681
(Loss) income from operations	3,233	1,710	4,765	659	638	691	(346)	11,350
Interest and other expense, net
Amortization of debt issuance costs	(267)	—	—	—	—	—	—	(267)
Interest on Convertible notes	(969)	—	—	—	—	—	—	(969)
Gain on extinguishment of PPP loan	7,185	—	—	—	—	—	(7,185)	—
Other expense	(1,415)	—	—	—	—	—	—	(1,415)
Total interest and other expense, net	4,534	—	—	—	—	—	(7,185)	(2,651)
(Loss) income before income taxes	7,767	1,710	4,765	659	638	691	(7,531)	8,699
Provision for income taxes	380	—	—	—	—	—	—	380
Net (loss) income	$7,387	$1,710	$4,765	$659	$638	$691	$(7,531)	$8,319

Net (loss) income per share:
Basic	$0.41							$0.47

Weighted-average number of shares used in per share calculations:
	17,815							17,815

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	30.9%							27.8%
Research and development	8.3%							7.6%
General and administrative	14.6%							11.3%
	53.8%							46.8%

CUTERA, INC.
RECONCILIATION OF LOSS TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2022

Net Income	$(47,276)	$(62,418)
Adjustments:
Stock-based compensation	4,733	8,776
ERP implementation cost	2,385	6,361
Interest and other expense, net	37,398	39,150
Depreciation and amortization	1,068	2,147
Legal -Lutronic	242	496
Income tax (benefit) expense	(186)	47
Total adjustments	45,640	56,977

Adjusted EBITDA	$(1,636)	$(5,441)